UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust
(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Name and address of agent for service)

(416) 943-8099

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

Annual Report

August 31, 2022

Sprott Uranium Miners ETF (NYSE Arca: URNM)

Sprott Uranium Miners ETF

Performance Overview	August 31, 2022 (Unaudited)

Investment Objective

The Sprott Uranium Miners ETF (the "Fund", NYSE Arca: URNM) seeks to invest at least 80% of its total assets in securities of the North Shore Global Uranium Mining Index (URNMX). The Index is designed to track the performance of companies that devote at least 50% of their assets to the uranium mining industry, which may include mining, exploration, development, and production of uranium, or holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry.

Performance Overview

For the year ended August 31, 2022, the Sprott Uranium Miners ETF generated a total return of 33.42% based on net asset value (NAV). These results align with the performance of uranium mining equities as measured by the URNMX Index, which gained 34.62% during the same period.

Uranium mining equities and the broad commodity market's strong results over the last year provided a notable divergence from the weaker performance of the overall equity and bond markets. Over this past year, global central banks have increased interest rates to combat persistently high inflation; at the same time, markets have been characterized by a lack of depth and thin trading liquidity. These factors depressed performance across most asset classes, as evidenced by multiple double-digit drawdowns during the 12 months. By contrast, the strong showing of uranium mining equities significantly overshadowed this negative macroeconomic backdrop as governments and investors worldwide started to embrace nuclear power and acknowledge the increasingly strong fundamentals of the uranium market.

The value of physical uranium increased significantly over the twelve months. The U3O8 uranium spot price rose from $34.39 per pound as of August 31, 2021, to $52.83 as of August 31, 2022, representing a 53.59% increase. This contributed positively to the Fund's performance, given its physical uranium holdings. Although uranium mining equities posted strong performance results, they underperformed the uranium spot price as they were not immune to the systemic risk that brought equity markets down. We believe that the strength of uranium markets this past year reflects the increased acceptance among global governments of nuclear power's dual role in helping countries transition from dependence on fossil fuels and ensuring higher energy security levels. We also believe that the uranium market's outperformance highlights the category's low correlation and diversification benefit potential of uranium equities.

This past year, energy security was a major factor for the uranium equities markets. Russia's invasion of Ukraine on February 24, 2022, triggered a global energy crisis just as the world was emerging from the impact of the COVID-19 pandemic. Much of Europe had historically relied on Russia for natural gas and oil for power generation. War sanctions and the unpredictability of Russian cooperation forced several European governments to reconsider their energy supply chains. Although Russia is not a significant producer of uranium, it does account for a meaningful portion of global capacity for uranium conversion and enrichment services. As such, uranium conversion and enrichment prices experienced even stronger price increases than the U3O8 uranium spot price.

Faced with the prospects of energy shortages and rocketing energy costs, many governments are turning to nuclear energy to provide reliable, affordable base load energy. The energy crisis that many countries are facing provides the "political will" to galvanize public support for nuclear energy. Positive news headlines about the growing acceptance of nuclear power were abundant over the past 12 months. Japan's Prime Minister Fumio Kishida announced recently that Japan wants to restart seven nuclear reactors by next summer, will explore the development and construction of innovative next-generation reactors and will consider extending the life of existing nuclear reactors. The South Korean government noted on August 30 that it planned to increase its percentage of total energy creation from nuclear to near 33% from a previous mid-term plan of 25%. The U.S. extended the life of the Diablo Canyon nuclear power plant, passed the Inflation Reduction Act which will subsidize nuclear power plants' revenue if power prices were to fall and announced a plan to buy $4.3 billion in enriched uranium from domestic producers. In the EU, nuclear energy was included in the EU taxonomy and Germany has rethought plant closures. Finally, the G7 released a statement on reducing reliance on nuclear goods from Russia. We believe these developments are likely to bolster greater investment in nuclear energy, physical uranium and uranium miners.

Looking beyond the significant positive short-term performance, we believe the uranium bull market still has a long way to run. Over the long term, increased demand coupled with an uncertain uranium supply is supportive of a sustained bull market. For investors, uranium miners have historically exhibited low/moderate correlation to many major asset classes, providing portfolio diversification potential.

We continue to believe that uranium miners are well positioned to take share within the energy sector as energy security and decarbonization take center stage globally. With the number of nuclear reactors planned to increase by 35%, governments are signaling the need to embrace the reliable, efficient, clean and safe energy produced by nuclear to meet ambitious decarbonization goals. At the same time, a uranium supply deficit remains entrenched and uranium miners may be the beneficiaries of increased investment to bring the market back into balance.

The largest positive contributors to the Fund's performance for the year were Cameco Corporation, Uranium Energy Corporation and the Sprott Physical Uranium Trust. The largest performance detractors were Alligator Energy Limited, Elevate Uranium Ltd and Appia Rare Earths & Uranium Corp.

1 | August 31, 2022

Sprott Uranium Miners ETF

Performance Overview	August 31, 2022 (Unaudited)

Performance^ (as of August 31, 2022)

	6 Months	1 Year	Since Inception^^
Sprott Uranium Miners ETF - Net Asset Value ("NAV")	4.69%	33.42%	56.24%
Sprott Uranium Miners ETF - Market Price*	1.61%	31.38%	55.99%
Northshore Global Uranium Mining Index	5.20%	34.62%	57.74%

^	The Sprott Uranium Miners ETF was reorganized on April 22, 2022 ("Reorganization Date") from the North Shore Global Uranium Mining ETF ("Predecessor Fund"), into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Predecessor Fund’s Commencement date was December 3, 2019.

*	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

**	From the Fund's inception to April 22, 2022, the Fund's objective was to track the North Shore Global Uranium Mining Index ("predecessor index") and since that date the Fund has been seeking to track the North Shore Uranium Mining Index. The index performance presented reflects the performance of the predecessor index through April 22, 2022 and thereafter reflects the performance of the North Shore Global Uranium Mining Index.

Total expense ratio per the Fund's current prospectus dated April 25, 2022 was 0.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Fund's distributions or the redemption of the Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.sprottetfs.com.

North Shore Global Uranium Mining Index is designed to track the performance of companies that devote at least 50% of their assets to the uranium mining industry, which may include mining, exploration, development, and production of uranium, or holding physical uranium, owning uranium royalties, or engaging in other, non-mining activities that support the uranium mining industry. The Index is rebalanced semi-annually.

The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the uranium mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the uranium mining industry. Also, uranium mining companies are significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in metals and mining companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Sprott Uranium Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Uranium Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, nor North Shore Global Uranium Mining Index Services.

The Fund was reorganized on April 22, 2022 from the North Shore Global Uranium Mining ETF, a series of an unaffiliated trust, into a series of Sprott Funds Trust.

2 | August 31, 2022

Sprott Uranium Miners ETF

Performance Overview	August 31, 2022 (Unaudited)

Top 10 Holdings^ (as of August 31, 2022)

Cameco Corp.	16.74%
NAC Kazatomprom JSC	16.60%
Sprott Physical Uranium Trust	10.39%
Uranium Energy Corp.	5.81%
Paladin Energy, Ltd.	4.89%
Yellow Cake PLC	4.28%
Denison Mines Corp.	4.19%
Energy Fuels, Inc.	4.17%
CGN Mining Co., Ltd.	4.11%
NexGen Energy, Ltd.	3.93%
Total % of Top 10 Holdings	75.11%

Country Allocation^ (as of August 31, 2022)

Canada	54.32%
Kazakhstan	16.60%
Australia	15.02%
United States	5.67%
United Kingdom	4.28%
China	4.11%
Total	100.00%

^	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of August 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund, and the Performance of the Northshore Global Uranium Mining Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Nothshore Global Uranium Mining Index. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | August 31, 2022

Sprott Uranium Miners ETF

Disclosure of Fund Expenses	August 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through August 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 2/28/22	Ending Account Value 8/31/22(a)	Expense Ratio(b)	Expenses Paid During Period 2/28/22 - 8/31/22(c)(d)
Sprott Uranium Miners ETF
Actual	$1,000.00	$1,046.90	0.83%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23

(a)	The actual return from the Fund prior to April 22, 2022 reflects the actual return of the respective Predecessor Fund.

(b)	Annualized, based on the applicable Fund's most recent fiscal half year expenses.

(c)	Expenses are equal to the applicable Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(d)	Expenses paid for the Fund prior to April 22, 2022 reflect the expenses of the respective Predecessor Fund.

4 | August 31, 2022

Sprott Uranium Miners ETF

Schedule of Investments	August 31, 2022

Security Description	Shares	Value
COMMON STOCKS (89.60%)
Coal & Consumable Fuels (79.42%)
Alligator Energy, Ltd.(a)	158,446,276	$8,456,539
Appia Rare Earths & Uranium Corp.(a)(b)	6,785,956	2,686,791
Bannerman Energy, Ltd.(a)(b)	6,078,629	9,815,981
Baselode Energy Corp.(a)(b)	4,801,555	3,290,364
Berkeley Energia, Ltd.(a)	20,586,643	4,902,664
Boss Energy, Ltd.(a)	14,216,368	26,459,011
Cameco Corp.	5,961,659	173,782,359
CanAlaska Uranium, Ltd.(a)	6,183,821	2,495,470
CGN Mining Co., Ltd.(b)	325,005,000	42,651,031
Deep Yellow, Ltd.(a)	35,751,444	28,499,389
Denison Mines Corp.(a)	30,850,453	43,499,139
Elevate Uranium, Ltd.(a)	13,415,296	5,324,077
Energy Fuels, Inc.(a)	5,333,216	43,305,714
Fission Uranium Corp.(a)(b)	33,626,346	21,250,898
Forsys Metals Corp.(a)(b)	9,712,774	5,990,290
GoviEx Uranium, Inc.(a)	28,717,036	6,668,973
IsoEnergy, Ltd.(a)(b)	5,240,273	17,835,322
Laramide Resources, Ltd.(a)(b)	9,788,343	4,695,364
Mega Uranium, Ltd.(a)(b)	17,689,133	3,771,239
NAC Kazatomprom JSC, GDR(c)	5,468,198	172,357,600
NexGen Energy, Ltd.(a)	9,189,356	40,800,741
Paladin Energy, Ltd.(a)(b)	87,271,020	50,758,059
Peninsula Energy, Ltd.(a)(b)	49,106,415	6,720,232
Skyharbour Resources, Ltd.(a)	6,462,566	2,607,957
Toro Energy, Ltd.(a)	225,661,879	3,088,192
Uranium Energy Corp.(a)	13,345,277	60,320,652
Uranium Royalty Corp.(a)(b)	4,538,265	14,374,830
Ur-Energy, Inc.(a)	10,815,710	14,925,680
Western Uranium & Vanadium
Corp.(a)(b)	1,904,902	2,741,284
Total Coal & Consumable Fuels		824,075,842

Diversified Metals & Mining (4.33%)
Consolidated Uranium, Inc.(a)(b)	3,333,041	5,913,112
Global Atomic Corp.(a)	8,612,937	27,018,921
Lotus Resources, Ltd.(a)	59,210,012	11,951,797
Total Diversified Metals & Mining		44,883,830

Precious Metals & Minerals (1.57%)
Encore Energy Corp.(a)(b)	14,772,546	16,309,584

Trading Companies & Distributors
(4.28%)
Yellow Cake PLC(a)(b)(c)(d)	9,088,391	44,406,748

TOTAL COMMON STOCKS
(Cost $935,760,139)		929,676,004
Security Description	Shares	Value
CLOSED END FUND (10.39%)
Sprott Physical Uranium Trust(a)	8,589,877	$107,851,732

TOTAL CLOSED END FUND
(Cost $103,490,754)		107,851,732

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.45%)
Money Market Fund (0.05%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $546,403)	2.25%	546,403	546,403

Investments Purchased with Collateral from Securities Loaned (0.40%)

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%
(Cost $4,087,030)		4,087,030	4,087,030
TOTAL SHORT TERM INVESTMENTS
(Cost $4,633,433)			4,633,433

TOTAL INVESTMENTS (100.44%)
(Cost $1,043,884,326)			$1,042,161,169
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.44%)			(4,577,371)
NET ASSETS - 100.00%			$1,037,583,798

(a)	Non-income producing security.

(b)	As of August 31, 2022, the security, or a portion of the security position is currently on loan. As of August 31, 2022, the total market value of securities on loan was $8,091,853. The loaned securities were secured with cash collateral of $4,087,030 and non-cash collateral with the value of $4,646,611. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2022, the market value of those securities was $216,764,348 representing 20.89% of net assets.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2022, the aggregate market value of those securities was $44,406,748, representing 4.28% of net assets.

See Notes to Financial Statements

5 | August 31, 2022

Sprott Uranium Miners ETF

Schedule of Investments	August 31, 2022

AFFILIATED TABLE

Security Name	Market Value as of September 1, 2021	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Market Value as of August 31, 2022	Share Balance as of August 31, 2022
Sprott Physical Uranium Trust(a)	$31,558,068	$10,161,940	$88,319,711	$(7,391,609)	$(22,529,505)	$2,340,285	$5,392,841	$107,851,732	8,589,877
TOTAL	$31,558,068	$10,161,940	$88,319,711	$(7,391,609)	$(22,529,505)	$2,340,285	$5,392,841	$107,851,732	8,589,877

(a)	The fund was reorganized on April 22, 2022 and the security became an affiliate.

See Notes to Financial Statements

6 | August 31, 2022

Sprott Uranium Miners ETF

Statement of Assets and Liabilities

As at
August 31, 2022
ASSETS:
Unaffiliated investments, at value	$934,309,437
Affiliated investments, at value	107,851,732
Receivable for shares sold	13,626,821
Dividends and reclaim receivable	149,158
Total Assets	1,055,937,148

LIABILITIES:
Payable for investments purchased	13,628,989
Payable to adviser	637,331
Payable for collateral upon return of securities loaned	4,087,030
Total Liabilities	18,353,350
NET ASSETS	$1,037,583,798

NET ASSETS CONSIST OF:
Paid-in capital	$1,102,455,545
Total distributable earnings	(64,871,747)
NET ASSETS	$1,037,583,798

UNAFFILIATED INVESTMENTS, AT COST	$940,393,572
AFFILIATED INVESTMENTS, AT COST	$103,490,754

PRICING OF SHARES
Net Assets	$1,037,583,798
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01 per share)	13,325,000
Net Asset Value, offering and redemption price per share	$77.87

See Notes to Financial Statements

7 | August 31, 2022

Sprott Uranium Miners ETF

Statement of Operations

For the Year Ended August 31, 2022
INVESTMENT INCOME:
Dividends(a)	$9,988,250
Securities lending income	180,357
Total Investment Income	10,168,607

EXPENSES:
Investment adviser fees (See Note 3)	6,834,043
Total Expenses	6,834,043
NET INVESTMENT INCOME	3,334,564

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on unaffiliated investments(b)	78,194,337
Net realized gain/(loss) on affiliated investments	5,392,841
Net realized gain/(loss) on foreign currency transactions	(221,989)
Net realized gain/(loss)	83,365,189
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	(24,195,469)
Net change in unrealized appreciation/(depreciation) on affiliated investments	2,340,285
Net change in unrealized appreciation/(depreciation)	(21,855,184)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	61,510,005
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$64,844,569

(a)	Net of foreign tax withholding in the amount of $91,664.

(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4).

See Notes to Financial Statements

8 | August 31, 2022

Sprott Uranium Miners ETF

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022(a)	For the Year Ended August 31, 2021(b)
OPERATIONS:
Net investment income/(loss)	$3,334,564	$1,293,759
Net realized gain/(loss)	83,365,189	16,434,542
Net change in unrealized appreciation/(depreciation)	(21,855,184)	17,948,847
Net increase/(decrease) in net assets resulting from operations	64,844,569	35,677,148

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(46,290,058)	(1,049,134)
Total distributions	(46,290,058)	(1,049,134)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,011,484,344	364,704,764
Cost of shares redeemed(c)	(348,231,453)	(57,740,668)
Net increase/(decrease) from capital share transactions	663,252,891	306,964,096
Net increase/(decrease) in net assets	681,807,402	341,592,110

NET ASSETS:
Beginning of year	355,776,396	14,184,286
End of year	$1,037,583,798	$355,776,396

CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,725,000	425,000
Shares sold	12,025,000	6,350,000
Shares redeemed	(4,425,000)	(1,050,000)
Shares outstanding, end of year	13,325,000	5,725,000

(a)	The fund was reorganized on April 22, 2022 and became a series within the Sprott Funds Trust thereafter.
(b)	These financials have been audited by the Predecessor Fund's independent registered public accounting firm.
(c)	Net of redemption fees of $78,990.

See Notes to Financial Statements

9 | August 31, 2022

Sprott Uranium Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021(a)	For the Period December 3, 2019 (Commencement of Operations) to August 31, 2020(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$62.14	$33.37	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (b)	0.30	0.46	0.15
Net realized and unrealized gain/(loss)	20.24	29.41	8.22
Total from investment operations	20.54	29.87	8.37

DISTRIBUTIONS:
From net investment income	(4.82)	(1.10)	—
Total distributions	(4.82)	(1.10)	—
Redemptions fees	0.01	—	—

Net increase/(decrease) in net asset value	15.73	28.77	8.37
NET ASSET VALUE, END OF PERIOD	$77.87	$62.14	$33.37
TOTAL RETURN(c)	33.42%	91.13%	33.48%

Net assets, end of period (000s)	$1,037,584	$355,776	$14,184

Ratio of expenses to average net assets	0.83%	0.85%	0.85	%(d)
Ratio of net investment income to average net assets	0.40%	0.81%	0.74	%(d)
Portfolio turnover rate(e)	19%	26%	28%

(a)	These financials have been audited by the Predecessor Fund's independent registered public accounting firm.

(b)	Based on average shares outstanding during the period.

(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements

10 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

1.  ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of August 31, 2022, the Trust consisted of four separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Uranium Miners ETF (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund, previously part of another investment company, North Shore Global Uranium Mining ETF (the "Predecessor Fund"), reorganized effective after the close of business on April 22, 2022.

Fund Reorganization

At a meeting held on November 22, 2021, the Board of Trustees of Exchange Traded Concepts Trust ("ETCT") approved an Agreement and Plan of Reorganization (the "Plan of Reorganization") relating to the Predecessor Fund, a series of ETCT. The Plan of Reorganization provides for the reorganization of the Predecessor Fund into the Fund, a newly created series of Trust (the "Reorganization"). The Board of Trustees of the Trust approved the Plan of Reorganization on November 15, 2021. Sprott Asset Management LP (the "Adviser") has also entered into a definitive agreement with North Shore Indices, Inc. to acquire a license to use the North Shore Global Uranium Mining Index (ticker symbol URNMX, the "Index"), the performance of which the Fund seeks to track. The Reorganization is treated as a tax-free reorganization for federal income tax purposes. The Fund's management fee and expense ratio are expected to be the same as those of the North Shore Fund. The Fund is listed on NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and the ticker symbol of the Fund (URNM) remains the same. The shares, net assets, net investment income/(loss), and net unrealized appreciation/(depreciation) of the investments as of the close of business on April 22, 2022 were as follows:

Shares outstanding	13,075,000
Net assets	$1,041,753,739
Net investment income/(loss)	$(3,767,489)
Net unrealized appreciation/(depreciation)	$32,785,528

More Information About the Fund

The investment objective of the Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index. The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Securities. Shares are listed on the NYSE Arca and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 25,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 25,000 Shares. As a practical matter, only institutions or large investors that are Authorized Participants may purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on share transactions in the secondary market will be based on negotiated commission rates at customary levels.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A.  Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value by the Adviser according to procedures adopted by the Trust’s Board of Trustees (the “Board”). These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security without a market price or whose market price is not available; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open.

In accordance with the Trust's valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.

B.  Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to valuation procedures approved by the Board and are categorized in Level 2 or Level 3, when appropriate.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

12 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at August 31, 2022:

Sprott Uranium Miners ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$929,676,004	$—	$—	$929,676,004
Closed End Fund*	107,851,732	—	—	107,851,732
Short Term Investments	4,633,433	—	—	4,633,433
Total	$1,042,161,169	$—	$—	$1,042,161,169

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended August 31, 2022.

C.  Uranium Mining Companies Risk

Uranium Mining Companies (companies that devote at least 50% of their assets to mining, exploration, development, and production of uranium) may be significantly subject to the effects of competitive pressures in the uranium business and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the Fund’s share price may be more volatile than other types of investments. In addition, Uranium Mining Companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control devices, political and economic conditions in uranium producing and consuming countries, and uranium production levels and costs of production. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

D.  Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of their investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

13 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

E.   Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments in the Statement of Operations, when applicable.

F.   Industry Concentration Risk

Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

G.  Market Risk and Selection Risk

Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, e.g., COVID-19, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

H.  Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I.  Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

J.  Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of August 31, 2022.

For the year ended August 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Sprott Uranium Miners ETF	$98,343,432	$(98,343,432)

The tax character of the distributions paid during the fiscal year ended August 31, 2022 and August 31, 2021 were as follows:

Ordinary Income
August 31, 2022
Sprott Uranium Miners ETF	$46,290,058

Ordinary Income
August 31, 2021
Sprott Uranium Miners ETF	$1,049,134

14 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of August 31, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Uranium Miners ETF	$1,738,137	$—

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Sprott Uranium Miners ETF

Undistributed net investment income	$—
Accumulated net realized loss on investments	(1,738,137)
Other accumulated differences	(27,813,826)
Net unrealized depreciation on investments	(35,319,784)
Total	$(64,871,747)

As of August 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Sprott Uranium Miners ETF
Gross appreciation (excess of value over tax cost)	$50,224,227
Gross depreciation (excess of tax cost over value)	(85,544,011)
Net unrealized appreciation/(depreciation)	(35,319,784)
Cost of investments for income tax purposes	$1,077,480,953

Sprott Uranium Miners ETF elects to defer to the period ending August 31, 2023, capital losses recognized during the period November 1, 2021 to August 31, 2022 in the amount of $855,604.

Sprott Uranium Miners ETF elects to defer to the period ending August 31, 2023, late year ordinary losses of $26,958,222.

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses from wash sales.

K.  Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended August 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Fund have incorporated no uncertain tax positions that require a provision for income taxes.

L.  Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend their portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund, the Adviser, or ALPS Advisors, Inc. (the "Sub-Adviser") specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

15 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and is calculated based on prior day’s prices, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to rehypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Uranium Miners ETF	$8,091,853	$4,087,030	$4,646,611	$8,733,641

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of August 31, 2022:

Sprott Uranium Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$4,087,030	$—	$—	$—	$4,087,030
Total Borrowings					$4,087,030
Gross amount of recognized liabilities for securities lending (collateral received)					$4,087,030

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Up to $500 million	0.85%
$500 million - $1 billion	0.80%
Above $1 billlion	0.70%

16 | August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

The Sub-Adviser serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Adviser and the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million - $500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.

**	Annual rate stated as a percentage of the average daily net assets of the Fund

The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), and one of whom is an interested person. Each current Independent Trustee is paid an annual retainer of $65,000 for his or her services as a Board member to the Trust and another trust in the fund complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Uranium Miners ETF	$151,504,038	$149,404,154

For the period August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Uranium Miners ETF	$963,674,395	$345,286,106

For the year ended August 31, 2022, the Fund had in-kind net realized gains/(losses) of $112,034,891.

In-kind securities are financial instruments that pay investors in the form of additional securities rather than cash coupons. Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted for the equivalent value of certain securities, generally when these securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund may engage in cross trades between other funds in the Trust and accounts managed by the Fund's adviser or sub-adviser pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board has adopted procedures that apply to transactions between the funds of the Trust pursuant to Rule 17a-7. It has been reported to the Board that these transactions related to cross trades during the year ended August 31, 2022 complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures. During the year ended August 31, 2022, the Fund did not engage in any cross trading.

17| August 31, 2022

Sprott Uranium Miners ETF

Notes to Financial Statements	August 31, 2022

7. CHANGE IN INDEPENDENT PUBLIC ACCOUNTANT

On November 22, 2021, the Audit Committee of the Board of Trustees of the Trust appointed Tait, Weller & Baker LLP (“Tait”) as the Fund's independent registered public accounting firm upon the reorganization of the Predecessor Fund for the fiscal period ended August 31, 2022. Previously, Cohen & Company, LTD. (“Cohen”) served as the independent registered public accounting firm to the Predecessor Fund.

Cohen’s reports on the Predecessor Fund’s financial statements for the fiscal years ended August 31, 2021, and for the period December 3, 2019 (commencement of operations) through August 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and the interim period of September 1, 2021 through April 22, 2022 (the “Interim Period”) there were no (i) disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such years, nor (ii) “reportable events” of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal year ended August 31, 2021, and for the period December 3, 2019 (commencement of operations) through August 31, 2020 and the Interim Period, neither the Predecessor Fund nor anyone on its behalf has consulted with Tait regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements, and neither a written report was provided to the Predecessor Fund nor oral advice was provided that Tait concluded was an important factor considered by the Predecessor Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

8. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The new rule does not impact the Fund’s financial statements.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between August 31, 2022 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

18 | August 31, 2022

Sprott Uranium Miners ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees

of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Uranium Miners ETF (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of August 31, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended August 31, 2021 and the financial highlights for the year ended August 31, 2021, and for the period from December 3, 2019 (commencement of operations) through August 31, 2020, have been audited by other auditors, whose report dated October 29, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 25, 2022

19| August 31, 2022

Sprott Uranium Miners ETF

Additional Information	August 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 888.622.1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for the Fund will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888.622.1813.

TAX INFORMATION (UNAUDITED)

Pursuant to Section 853(c) of the Internal Revenue Code, the Fund designated the following for the calendar year ended December 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
Sprott Uranium Miners ETF	$4,215	$2,402,506

The Fund designated the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	QDI	DRD
Sprott Uranium Miners ETF	6.25%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

LICENSING AGREEMENTS

North Shore Indices, Inc. (“North Shore”) has entered into a license agreement with the Adviser. North Shore is the Index Provider for the Fund. North Shore is not affiliated with the Trust, the Adviser, or ALPS Distributors, Inc.

The following disclosure relates to North Shore and the Adviser:

The Fund is not sponsored, promoted, sold or supported in any other manner by North Shore nor does North Shore offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the index price at any time or in any other respect. The Index is calculated and published by North Shore. North Shore uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Fund, North Shore has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by North Shore nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by North Shore to invest capital in the Funds nor does it in any way represent an assurance or opinion of North Shore with regard to any investment in the Fund.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

20| August 31, 2022

Sprott Uranium Miners ETF

Board Approval of Investment Advisory and Sub-Advisory Agreements	August 31, 2022 (Unaudited)

The Board of Trustees (the “Board”) of Sprott Funds Trust (the “Trust”) on behalf of its series Sprott Uranium Miners ETF (the “Fund”) met telephonically, pursuant to relief granted by the SEC, at a special meeting held on November 15, 2021, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders for the Board to approve an Investment Advisory Agreement by and between the Trust, on behalf of the Fund, and Sprott Asset Management L.P. (“SAM” or the “Adviser”) (the “Advisory Agreement”), and an Investment Sub-Advisory Agreement by and among SAM and ALPS Advisors, Inc. (“ALPS” or the “Sub-Adviser”), with respect to the Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”). SAM together with ALPS are collectively referred to as the “Advisers.”

In connection with the Board’s review of the Agreements, the Trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Trustees”) requested, and the Advisers provided the Board with information about a variety of matters, including, without limitation, the following information:

●	Nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers’ personnel that provide services to the Fund;

●	Investment performance of the Fund, including the extent to which the Fund tracked its benchmark index;

●	Fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

●	Costs of the services provided, and profits realized by the Advisers; and

●	Economies of scale.

At the November 15, 2021 meeting, the Board, including the Independent Trustees determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Trustees received materials in advance of the Board meeting from the Advisers. The Board applied its business judgment to determine whether the arrangements by and among the Fund, SAM and ALPS are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its shareholders.

In addition to approval of Agreements, the Board also considered the approval of an Agreement and Plan of Reorganization at the November 15, 2021 meeting. The Agreement and Plan of Reorganization provides for (i) the transfer of all of the assets of the North Shore Global Uranium Mining ETF (the “Existing Fund”) to the Fund, in exchange for (a) shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the Fund in proportion to their holdings of shares of the Existing Fund.

Nature, Extent and Quality of Services Provided

Sprott Asset Management L.P.

The Board acknowledged that the Adviser served as investment adviser to all other series in the Trust, including two passively managed exchange traded funds. The Board reviewed materials provided by the Adviser, which included a description of the Adviser’s business operations and its personnel. The Board discussed the extensive responsibilities of the Adviser with respect to the Fund, including compliance, index tracking oversight, financial reporting, operations, risk and performance monitoring and sales and marketing support. The Board reviewed the Adviser’s research capabilities and the quality of its compliance infrastructure. The Board commented favorably on the experience and credentials of the personnel at the Adviser who will service the Fund. The Board acknowledged the Adviser’s experience and expertise in uranium and metals mining markets. The Board discussed the Adviser’s oversight of the Sub-Adviser, which included oversight of the Sub-Adviser’s adherence to the Fund’s investment strategies and restrictions, trading, and compliance monitoring. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any additional lawsuits or regulatory actions. The Board reviewed the description provided on the practices for monitoring compliance with the Trust’s investment limitations, noting that the Adviser’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund would be satisfactory.

21| August 31, 2022

Sprott Uranium Miners ETF

Board Approval of Investment Advisory and Sub-Advisory Agreements	August 31, 2022 (Unaudited)

ALPS Advisors, Inc.

The Board acknowledged that the Sub-Adviser served as the investment sub-adviser to all other series in the Trust which were exchange traded funds. The Board reviewed materials provided by the Sub-Adviser, which included a description of its business operations and personnel. The Board discussed the responsibilities of the Sub-Adviser with respect to the Fund noting that the Sub-Adviser was responsible for monitoring and taking action on any events which would require trading in order to keep the Fund in line with its benchmark index. The Board considered the experience of the portfolio management and research personnel of the Sub-Adviser, including their experience in the investment field, education and industry credentials. The Board commented that the portfolio managers for the Fund were already managing the other exchange traded funds in the Trust. The Board reviewed the research and monitoring services provided by the Sub-Adviser, noting that the Sub-Adviser would perform daily monitoring of the Fund’s index tracking and compliance with investment limitations. The Board received satisfactory responses from the Sub-Adviser with respect to a series of questions, including: whether the Sub-Adviser was involved in any new lawsuits or regulatory actions. The Board discussed the Sub-Adviser’s compliance structure and broker-dealer selection process and reviewed the compliance materials provided by the Sub-Adviser. After further discussion the Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund would be satisfactory.

Investment Performance

The Board noted that the Fund had not yet commenced operations and thus did not have any performance information to review. As such, the Board considered the performance of the Existing Fund for the 1-year and since inception periods. The Board evaluated the correlation and tracking error between the Existing Fund and its benchmark index, acknowledging that the portfolio managers for the Fund would change after the Reorganization. The Board considered the various factors that contribute to tracking error, such as certain fees and expenses borne by the Fund and concluded that the Fund’s proposed sub-adviser has the requisite skills and experience to minimize the tracking error for the Fund once it becomes operational. The Board discussed the Advisory and Sub-Advisory personnel that would manage the Fund after the Reorganization, and their expertise in the uranium markets and with managing exchange traded funds, generally. The Board agreed that the Adviser and Sub-Adviser had the potential to manage the Fund to perform in line with its index.

Fees and Expenses

The Board noted that the Adviser charged a 0.85% unitary fee to manage the Fund, and that the fee would decrease as assets increased. The Board noted the following breakpoints in the advisory fee: 0.85% on assets $0-$500 million; 0.80% on assets $500 million- $1 billion; and 0.70% on assets greater than $1 billion. The Board noted that the advisory fee for the Fund was a unitary fee, and as such, the expense ratio for the Fund is also 0.85% (including breakpoints) and the Adviser agrees to pay the operating costs of the Fund. The Board noted that the Fund’s advisory fee and expense ratio was higher than the advisory fee and expense ratios of the Fund’s peer group and Morningstar category. The Board discussed the expertise required to manage the Fund, and noted that, across the peer groups, the Fund had the highest allocation to small and micro cap securities, which tended to involve higher costs. The Board further noted that the advisory fee and breakpoints for the Fund are identical to those of that the Existing Fund is currently subject to. The Board further noted that the Existing Fund currently seeks to track the North Shore Global Uranium Mining Index, an index that has a constituent that is a physical uranium trust managed by the Adviser. The Board found that while the Adviser earns a fee for managing the physical uranium trust and will earn a fee for providing advisory services to the Fund, the two fees are for different services and thus the advisory fee arrangement for the Fund is appropriate. The Board further noted that the Fund will seek to track the North Shore Global Uranium Mining Index and the index provider for that Index is not affiliated with the Adviser and has the exclusive authority and ability to determine the constituents of the Index and their respective weightings.

With respect to the Sub-Adviser, the Board considered that the Sub-Advisory fee was paid by the Adviser and not the Fund. The Board noted that the Sub-Advisory fee charged by the Sub-Adviser was lower than the fees it charged to other funds.

The Board considered the fee and expense comparison information provided by the Adviser and Sub-Adviser and the services to be provided to the Fund, and concluded that the fees and expenses of the Fund were reasonable.

22| August 31, 2022

Sprott Uranium Miners ETF

Board Approval of Investment Advisory and Sub-Advisory Agreements	August 31, 2022 (Unaudited)

Profitability

Sprott Asset Management L.P.

The Board reviewed the profitability analysis provided by the Adviser with respect to its proposed management of the Fund. The Board noted that the Adviser expected to earn a profit from the Fund during the first two fiscal years of operation. The Board discussed the unitary fee arrangement for the Fund, which required the Adviser to pay most of the operating expenses of the Fund including fees charged by the Fund’s service providers. The Board discussed the expertise required to manage the Fund and determined that the anticipated profitability for the Adviser did not appear unreasonable.

ALPS Advisors, Inc.

The Board reviewed the pro-forma profitability analysis provided by the Sub-Adviser with respect to its management of the Fund. The Board noted that the Sub-Adviser expected to earn a profit from the management of all exchanged traded funds in the Trust in the aggregate. The Board concluded that excessive profitability was not an issue at this time.

Economies of Scale

The Board noted that there were breakpoints built into the advisory fee. The Board discussed the profitability that was expected for the Adviser, and acknowledged the Adviser’s belief that this was appropriate given the fee level for the Fund and the fact that the Adviser would pay the expenses of the Fund. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, concluding that approval of the Agreements was in the best interest of the shareholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

23| August 31, 2022

Sprott Uranium Miners ETF

Trustees & Officers	August 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Leslie Barrett, 1965	Trustee	Since April, 2022	Senior software engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	5	Sprott Focus Trust, Inc.
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	5	Sprott Focus Trust, Inc.
Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	5	Sprott Focus Trust, Inc.
James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	5	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

24| August 31, 2022

Sprott Uranium Miners ETF

Trustees & Officers	August 31, 2022 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, LP. (Since 2010)	4	None
Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A
Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available free of charge at www.sprottetfs.com, or upon request by calling the Fund toll free at 1-888-622-1813

25| August 31, 2022

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended August 31, 2022	$17,000
Fiscal Period Ended August 31, 2021*	$43,500
Fiscal Year Ended August 30, 2020*	$43,500

(b)	Audit-Related Fees

Fiscal Year Ended August 31, 2022	$0
Fiscal Year Period August 31, 2021*	$0
Fiscal Year Ended August 31, 2020*	$0

(c)	Tax Fees (tax services rendered include review of federal and state income tax returns)

Fiscal Year Ended August 31, 2022	$3,000
Fiscal Year Ended August 31, 2021*	$10,500
Fiscal Year Ended August 31, 2020*	$10,500

(d)	All Other Fees

Fiscal Year Ended August 31, 2022	$0
Fiscal Year Ended August 31, 2021*	$0
Fiscal Year Ended August 31, 2020*	$0

* The Sprott Uranium Miners ETF was reorganized on April 22, 2022 ("Reorganization Date") from the North Shore Global Uranium Mining ETF ("Predecessor Fund"), into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, this information presents the information of the Predecessor Fund prior to the Reorganization Date. The Predecessor Fund’s Commencement date was December 3, 2019.

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

	Registrant	Investment Adviser
Fiscal Year Ended August 31, 2022	$0	$0
Fiscal Year Ended August 31, 2021*	$10,500	$0
Fiscal Year Ended August 31, 2020*	$10,500	$0

* The Sprott Uranium Miners ETF was reorganized on April 22, 2022 ("Reorganization Date") from the North Shore Global Uranium Mining ETF ("Predecessor Fund"), into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, this information presents the information of the Predecessor Fund prior to the Reorganization Date. The Predecessor Fund’s Commencement date was December 3, 2019.

(h)	During the past fiscal year, Registrant's principal accountant provided certain non-audit services to the Predecessor's investment adviser or to entities controlling, controlled by, or under common control with Predecessor's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon and James R. Pierce, Jr. are members of the Registrant’s audit committee.
(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed as an exhibit to this Form N-CSR.

(2)       A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed as exhibits to this Form N-CSR.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed as exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/s/ John Ciampaglia
John Ciampaglia, President and Trustee

Date:	November 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John Ciampaglia
John Ciampaglia, President

Date:	November 9, 2022

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date:	November 9, 2022